Exhibit 10.1

AMENDMENT NO. 3 TO

LIMITED LIABILITY COMPANY AGREEMENT OF
JERNIGAN CAPITAL OPERATING COMPANY, LLC

AMENDMENT TO DESIGNATION OF TERMS OF

7.00% SERIES B CUMULATIVE REDEEMABLE PERPETUAL PREFERRED UNITS

March 29, 2018

WHEREAS, pursuant to Article XIV of the Limited Liability Company Agreement (the “Operating Agreement”) of Jernigan Capital Operating Company, LLC, the Managing Member hereby amends the Operating Agreement as follows in connection with Amendment No. 1 to the Articles Supplementary of the Managing Member designating the terms of the 7.00% cumulative redeemable perpetual preferred stock, $0.01 par value per share (the “Series B Preferred Stock”), of the Managing Member and the issuance to the Managing Member of units designated as “7.00% Series B Cumulative Redeemable Preferred Units” (the “Series B Preferred Units”) in exchange for the contribution by the Managing Member of the net proceeds from the issuance and sale of the Series B Preferred Stock.

1.	Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Operating Agreement.

2.	Amendment to Designation of Terms of Series B Preferred Units. Section 1 of Exhibit H to the Operating Agreement is hereby amended and restated in its entirety to read as follows:

“(1)       Designation and Number. A series of Preferred Units, designated as the “7.00% Series B Preferred Units,” hereby is established. The number of Series B Preferred Units shall be 3,750,000.”

3.	Except as modified herein, all terms and conditions of the Operating Agreement shall remain in full force and effect, which terms and conditions the Managing Member hereby ratifies and confirms.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed and agrees to be bound by this Amendment as of the date first written above.

MANAGING MEMBER:

JERNIGAN CAPITAL, INC., a Maryland corporation

By:	/s/ John A. Good
Name:	John A. Good
Title:	President and Chief Operating Officer

Signature Page to Amendment No. 3 to the Limited Liability Company Agreement of Jernigan Capital Operating Company, LLC